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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 16, 2002

                       PRECISION OPTICS CORPORATION, INC.

           -----------------------------------------------------------

             (Exact name of registrant as specified in its charter)

        Massachusetts                  001-10647                04-2795294
---------------------------------     -----------           -------------------
 (State or other jurisdiction of      (Commission            (I.R.S. Employer
of incorporation or organization)     File Number)          Identification No.)


                 22 East Broadway, Gardner, Massachusetts 01440

         ---------------------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 630-1800


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Item 4.           Change in Registrant's Certifying Accountant.

         On July 16, 2002, Precision Optics Corporation, Inc. (the "Registrant") engaged KPMG LLP as its new independent accountant. The Registrant's Audit Committee and Board of Directors have approved this action. The decision to engage KPMG LLP followed the Registrant's evaluation of proposals from several accounting firms. As reported on July 2, 2002, the Registrant dismissed Arthur Andersen LLP as its independent accountant on July 1, 2002.

         During the Registrant's two most recent fiscal years ended June 30, 2001 and June 30, 2002, respectively, and through July 16, 2002, neither the Registrant nor any person on the Registrant's behalf has consulted with KPMG LLP regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was the subject of a disagreement or event described in Item 304(a)(1)(iv) of Regulation S-B.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PRECISION OPTICS CORPORATION, INC.


Date:  July 16, 2002             By: /s/ Jack P. Dreimiller
                                     -----------------------------------------
                                     Name:  Jack P. Dreimiller
                                     Title: Senior Vice President, Finance and
                                            Chief Financial Officer